UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Health Systems Solutions, Inc.
(Name of Registrant As Specified in Charter)

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Health Systems Solutions, Inc.
450 N. Reo Street
Suite 300
Tampa, Florida 33609

August 31, 2007

To the Stockholders of Health Systems Solutions, Inc.:

Effective August 17, 2007, Health Systems Solutions, Inc., a Nevada corporation ("Health Systems Solutions," "the Company," "we" or "us"), obtained the written consent of stockholders holding a majority of the outstanding shares of common stock of the Company to amend the Company’s 2003 Management and Director Equity Incentive Compensation Plan (the "Plan") to increase the number of shares of our common stock which may be issued under the Plan from 500,000 shares to 3,210,000 shares.

The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and constitutes the notice of corporate action without a meeting by less than unanimous consent of our stockholders required by Section 78.320 of the Nevada Revised Statutes. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the approval of the amendment of the Plan since no meeting of the Company's stockholders will be held or proxies or consents solicited from the Company's stockholders in connection with this matter because the requisite approval has been secured by means of the written consent of the holders of a majority of the outstanding shares of common stock of the Company.

Under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the approval cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

By Order of the Board of Directors

/s/ B.M. Milvain
Chief Executive Officer

Health Systems Solutions, Inc.
450 N. Reo Street
Suite 300
Tampa, Florida 33609

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO
STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS
DESCRIBED HEREIN.

This is to inform you that a majority of the outstanding shares of common stock of Health Systems Solutions, Inc., a Nevada corporation ("Health Systems Solutions," the "Company," "we" or "us"), has consented in writing pursuant to Section 78.320 of the Nevada Revised Statutes ("NRS") to the amendment of the Company’s 2007 Stock Option and Incentive Plan (the "Plan").

This Information Statement is being mailed on or about September 3, 2007 to the holders of record of the Company's common stock as of August 31, 2007.

The adoption of the Plan will become effective on the date 20 days following the mailing of this Information Statement to the stockholders of the Company.

The date of this Information Statement is August 31, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

CONSENT

One holder of an aggregate of 5,044,089 shares, constituting 75.7% of our common stock, executed and delivered to us its written consent effective August 17, 2007 (the "Consent Record Date") approving the amendment of the Plan. Stanford International Bank Ltd. has voted an aggregate 4,875,339 shares of common stock all in favor of the amendment of the Plan.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the foregoing action is authorized by Section 78.320 of the Nevada Revised Statutes (“NRS”) and Article III, Section 3.10 of the Company’s Bylaws, which provides that any action required or permitted to be taken at any special meeting of the stockholders may be taken without a meeting if the actions are taken by the holders of at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Our Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company in order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the foregoing action as early as possible in order to accomplish the purposes of the Company as hereafter described. Each share of outstanding common stock is entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Consent Record Date, information with respect to beneficial ownership of our common stock by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each named executive officer, (iii) each of our Directors and nominee officers and Directors and (iv) all of such Directors and officers as a group.

	Beneficial Ownership
Name and Address(1)	Number of Shares	Percent of Total

Directors and Named Executive Officers
B. M. Milvain(2)	181,941	1.9%
Steven Katz(3)	2,500	*
Batsheva Schreiber(4)	2,500	*
Wayne LeRoux	0	0%
Randall J. Frappart	0	0%
Susan Baxter Gibson(5)	30,000	*
All executive officers and Directors as a group (4 persons)	216,941	2.3%

Beneficial Owners of More than 5%
Stanford International Bank Ltd.(6)	9,359,089	82.5%

* Less than 1%.

(1)	Unless otherwise indicated, the address for each person is 405 N Reo Street, Suite 300, Tampa, FL 33609.

(2)	Includes 75,000 shares of common stock subject to a restricted stock agreement and 75,000 shares of common stock issuable in connection with currently exercisable stock options.

(3)	Includes 2,500 shares of common stock options in connection with currently exercisable stock options. Mr. Katz’ business address is Brian Ridge Plaza, 440 South Main Street, Milltown, NJ 08850.

(4)	Includes 2,500 shares of common stock in connection with currently exercisable stock options. Ms. Schreiber’s business address is 110 North Ninth Avenue, Highland Park, NJ 08904.

(5)	Includes 30,000 shares of common stock issuable in connection with currently exercisable stock options.

(6)
Address is 5050 Westheimer Road, Houston, TX 77056. The beneficial owner of those shares is R. Allen Stanford. This amount is represented by (i) 5,044,089 shares of common stock currently held, (ii) 2,087,500 shares of common stock issuable upon conversion of currently exercisable shares of Series C Convertible Preferred Stock, (iii) 1,250,000 shares of common stock issuable upon exercise of Series D Convertible Preferred Stock issuable upon conversion of currently exercisable 8% Convertible Debentures, and (iv) 1,352,500 shares of common stock issuable upon exercise of warrants held by Stanford. The Series C Convertible Preferred Stock and Series D Convertible Preferred Stock may be voted, along with the common stock, with each share of preferred stock entitled to one-half vote.

ACTION

APPROVAL OF AMENDMENT TO 2003 MANAGEMENT
AND DIRECTOR EQUITY INCENTIVE COMPENSATION PLAN

General

In June 2003, upon approval of our stockholders, we adopted the Plan. The Plan was previously described in and filed as an exhibit to our Information Statement pursuant to Schedule 14(c) of the Securities Exchange Act of 1934 on June 23, 2003. The Plan is incorporated herein by this reference.

As of June 30, 2007, there were 500,000 shares of common stock authorized for issuance of the Plan, 430,750 shares subject to outstanding awards under the Plan and 69,250 shares available for issuance the Plan. In light of the recent hiring of a new Chief Executive Officer and our additional hiring needs, our Board of Directors has determined it is in the best interest of the Company to increase the number of shares available for awards under the Plan in order to provide a sufficient number of shares to attract and retain qualified employees. On August 17, 2007, our principal stockholder, holding 75.7% of our outstanding common stock consented to the amendment of the Plan to increase the number of our shares of common stock which may be issued under the Plan from 500,000 shares to 3,210,000 shares.

The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include our officers, directors, other key employees and consultants who have responsibilities affecting our management, development or financial success.

No Dissenter’s Rights

Under Nevada Law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan.

WHERE YOU CAN FIND MORE INFORMATION

Our Company files reports and other information with the SEC under the Securities Exchange Act of 1934, and this Information Statement should be read in conjunction with those previously filed reports. The SEC maintains an Internet World Wide Web site that provides access, without charge, to reports, proxy statements and other information about issuers, like Health Systems Solutions, Inc., who file electronically with the SEC. The address of that site is http://www.sec.gov.

You may also obtain copies of these materials by mail from the Public Reference Section of the U.S. Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information about the Company, by contacting us directly at telephone (954) 728-9090 or facsimile (954) 728-9080.

By Order of the Board of Directors

/s/ B.M. Milvain
Chief Executive Officer
August 31, 2007